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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                  June 11, 2001
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                        (Date of earliest event reported)


                              Banknorth Group, Inc.
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             (Exact name of registrant as specified in its charter)


            Maine                       0-16947                 01-0437984
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)



P.O. Box 9540, One Portland Square, Portland, Maine               04112-9540
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 (Address of principal executive offices)                          (Zip Code)


                                 (207) 761-8500
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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        (Former name, former address and former fiscal year, if changed since last report)


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ITEM 5.  OTHER EVENTS

         On June 11, 2001, Banknorth Group, Inc. ("Banknorth") announced that it had entered into agreements to acquire Andover Bancorp, Inc. ("Andover"), a multi-bank holding company headquartered in Andover, Massachusetts, and MetroWest Bank ("MetroWest"), a Massachusetts- chartered savings bank headquartered in Framingham, Massachusetts, as described below.

         ANDOVER. Banknorth and Andover have entered into an Agreement and Plan of Merger, dated as of June 11, 2001 (the "Andover Agreement"), which sets forth the terms and conditions pursuant to which Andover would be merged with and into Banknorth (the "Merger"). The Andover Agreement provides, among other things, that as a result of the Merger, each outstanding share of common stock of Andover (subject to certain exceptions) will be converted into the right to receive 2.27 shares of Banknorth's common stock, plus cash in lieu of any fractional share interest. It is the intention of Banknorth to repurchase up to one-half of the approximately 15.7 million shares of Banknorth common stock to be issued in the Merger, which will be accounted for under the purchase method, in open market transactions from time to time as market conditions warrant.

         Consummation of the Merger is subject to a number of customary conditions, including, but not limited to, (i) the approval of the Andover Agreement by the shareholders of Andover and (ii) the receipt of requisite regulatory approvals of the Merger and the proposed merger of each of Andover's banking subsidiaries, Andover Bank and Gloucester Bank & Trust Company, with and into Banknorth's Massachusetts and Connecticut based banking subsidiary, First Massachusetts Bank, National Association ("FMB"), immediately following consummation of the Merger.

         Pursuant to the Andover Agreement, one director of Andover will become a director of Banknorth and two directors of Andover's banking subsidiaries will become directors of FMB.

         In connection with the Andover Agreement, Banknorth and Andover entered into a Stock Option Agreement, dated as of June 11, 2001, pursuant to which Andover granted Banknorth an option (the "Andover Option") to purchase up to 1,340,478 shares of Andover's common stock (subject to adjustment as set forth therein), which represents 19.9% of Andover's outstanding shares of common stock, at a purchase price of $37.65 per share (subject to adjustment as set forth therein). The Andover Option will become exercisable upon the occurrence of certain events, as specified in the Stock Option Agreement, none of which has occurred as of the date hereof.

         METROWEST. Banknorth and MetroWest have entered into an Agreement and Plan of Consolidation, dated as of June 11, 2001 (the "MetroWest Agreement"), which sets forth the terms and conditions pursuant to which an interim national bank to be formed by Banknorth would consolidate with and into MetroWest (the "Consolidation") following the conversion of MetroWest to a national bank, after which MetroWest would be merged with and into FMB. The MetroWest Agreement provides, among other things, that as a result of the Consolidation, each outstanding share of common stock of MetroWest (subject to certain exceptions) will be converted into the right

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to receive $11.50, without interest. Based on the fully-diluted number of shares of MetroWest common stock outstanding, the aggregate purchase price for this acquisition is approximately $166 million. Consummation of the Consolidation is subject to a number of customary conditions, including, but not limited to, (i) the approval of the MetroWest Agreement by the shareholders of MetroWest and
(ii) the receipt of requisite regulatory approvals.

         Pursuant to the MetroWest Agreement, one director of MetroWest will become a director of Banknorth and two directors of MetroWest will become directors of FMB.

         In connection with the MetroWest Agreement, Banknorth and MetroWest entered into a Stock Option Agreement, dated as of June 11, 2001, pursuant to which MetroWest granted Banknorth an option (the "MetroWest Option") to purchase up to 2,851,756 shares of MetroWest's common stock (subject to adjustment as set forth therein), which represents 19.9% of MetroWest's outstanding shares of common stock, at a purchase price of $8.76 per share (subject to adjustment as set forth therein). The MetroWest Option will become exercisable upon the occurrence of certain events, as specified in the Stock Option Agreement, none of which has occurred as of the date hereof.

         The press release issued by Banknorth, Andover and MetroWest with respect to the announcement of the above-described transaction is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference in its entirety.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      The following exhibits are included with this Report:

                  Exhibit 99.1   Press Release, dated June 11, 2001*

                  Exhibit 99.2   Portions of Analysts Presentation*


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* Incorporated by reference from Banknorth's filing with the Commission pursuant to Rule 425 of the Securities Act on June 11, 2001.

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ITEM 9.  REGULATION FD DISCLOSURE

         Included as Exhibit 99.2 and incorporated herein by reference are certain forward-looking statements made by Banknorth in connection with a presentation given by Banknorth to investment analysts regarding the proposed acquisitions of Andover and MetroWest (the "Acquisitions") on June 11, 2001.

         The press release and the portions of the analyst presentation incorporated herein by reference contain forward-looking statements with respect to the financial condition, results of operations and business of Banknorth upon consummation of the Acquisitions, including statements relating to: (a) the estimated cost savings and accretion to reported earnings that will be realized from the Acquisitions; (b) the estimated impact on revenues of the Acquisitions, and (c) the restructuring charges expected to be incurred in connection with the Acquisitions. These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following possibilities: (1) estimated cost savings from the Acquisitions cannot be fully realized within the expected time frame; (2) revenues following the Acquisitions are lower than expected; (3) competitive pressure among depository institutions increases significantly; (4) costs or difficulties related to the integration of the businesses of Banknorth and Andover and/or MetroWest are greater than expected; (5) changes in the interest rate environment reduce interest margins; (6) general economic conditions, either nationally or in the markets in which Banknorth will be doing business, are less favorable than expected; or (7) legislation or changes in regulatory requirements adversely affect the businesses in which Banknorth would be engaged.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           BANKNORTH GROUP, INC.



                                           By: /s/ Peter J. Verrill
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                                           Name:   Peter J. Verrill
                                           Title:  Executive Vice President,
                                                   Chief Financial Officer and
                                                   Treasurer


Date:  June 11, 2001


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